UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Annual Report to Shareholders

DWS High Income Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
16 Investment Portfolio
32 Statement of Assets and Liabilities
34 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
40 Notes to Financial Statements
53 Report of Independent Registered Public Accounting Firm
54 Tax Information
55 Investment Management Agreement Approval
59 Summary of Management Fee Evaluation by Independent Fee Consultant
63 Board Members and Officers
68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

High-yield bonds finished the fund's annual reporting period in positive territory, returning 2.61% as gauged by the Credit Suisse High Yield Index.1 This modest return obscures the fact that high-yield bonds performed very well for the majority of the year. In the period from October 2010 through July 2011, high-yield bonds were energized by a highly favorable environment. Most notably, the Moody's 12-month trailing U.S. speculative-grade bond par default rate remained below 2%, as solid issuer results allowed companies to improve their liquidity positions by refinancing debt at lower rates.2 The robust issuance of high-yield bonds during this period was a further indication of the healthy state of the asset class. The market gained additional support from the U.S. Federal Reserve Board's (the Fed's) accommodative monetary policy, which continued to provide a solid underpinning for both investor risk appetites and the high-yield bond market. Another positive factor was the modest pickup in merger and acquisition (M&A) activity, an important development given that the high-yield sector is heavily populated with the type of smaller companies that can become attractive takeover candidates. The result was strong performance for high-yield bonds, both on an absolute basis and relative to other segments of the bond market.

This positive environment quickly took a turn for the worse in the final three months of the reporting period. High-yield bond prices declined sharply due to the sharp decline in investor risk appetites that resulted from the U.S. debt ceiling debate, the downgrade of the U.S. triple-A rating by the ratings agency Standard & Poor's®, deteriorating U.S. economic data and worries about contagion risk from the European banking system.3 The Credit Suisse High Yield Index returned -5.12% during the July-September interval, wiping out most of the gain registered in the prior nine months. Rising risk aversion within high yield was most clearly evidenced by the -14.1% loss in triple-C-rated bonds during the third calendar quarter.

For the full year, high-yield bonds outperformed equities, as represented by the 1.14% return of the Standard & Poor's 500® (S&P 500) Index, but lagged the 5.26% return of the Barclays Capital U.S. Aggregate Bond Index, a measure of the broader U.S. bond market performance.4,5

The fund's Class A shares produced a total return of 0.91% during the annual period, underperforming the 2.61% return of the benchmark, but slightly outperforming the 0.77% average return of the funds in its Morningstar peer group, High Yield Bond Funds.6

Positive Contributors to Fund Performance

Security selection was the most important factor driving the fund's relative performance during the past year. One of the largest positive contributions came from our decision to reduce our position in the Italian telecom operator Wind Acquisition Finance SA from an overweight to an underweight following the company's takeover by VimpelCom.7 The issuer subsequently sought new debt capital to fund expansion, dashing hopes of a near-term debt refinancing and causing its bond prices to fall. The macroeconomic troubles in Europe also pressured the performance of the company's bonds.

Our average underweight in Chrysler,* which underperformed, together with our overweight in Ford Motor Co., which we held through positions in both bonds and credit default swaps, also helped performance.8 Ford's bonds rose in price as its consistently improved operating results prefaced credit ratings upgrades by the ratings agencies. Our overweight in the oil and gas producer Atlas Energy,* which was acquired by the investment-grade issuer Chevron, also assisted performance.

Negative Contributors to Fund Performance

Our overweight in the specialty chemical manufacturer Momentive Performance Materials, Inc. (formerly known as Hexion) detracted from performance. Its bonds lost ground due to concerns about slowing economic growth and its parent company's postponement of an initial public offering of stock. The fund's overweight in the more junior part of the capital structure of the satellite provider Intelsat also detracted from performance. The issuer's unsuccessful efforts to correct a satellite anomaly, combined with modest near-term growth expectations and diminished investor appetite for issuers with significant emerging-markets exposure, weighed on its performance.

Our overweight in the hospital operator HCA Holdings, Inc. — which we held via both bonds and credit default swaps — detracted from performance in the first half of the period, when heightened investor risk appetites caused defensive issuers to underperform. An overweight in the travel booking company Travelport, LLC hurt performance, as the issuer was hit with an antitrust lawsuit by American Airlines earlier in the year.

Outlook and Positioning

While monetary policy in the United States has remained highly accommodative and corporate balance sheets have improved, a high degree of economic and policy uncertainty continued to weigh on investor sentiment as the year drew to a close. Despite this, high-yield default rates have remained subdued due to refinancing activities that have already been completed.9 The Moody's 12-month trailing U.S. speculative-grade bond par default rate was 1.13% at year-end, compared to 1.44% at the end of the second quarter.10

We maintain a cautiously optimistic outlook on high-yield bonds, and we continue to favor the single-B credit tier while remaining underweight in securities rated double-B and approximately neutral-weight in triple-C's. At the end of September, the spread between high-yield bonds and U.S. Treasuries was 811 basis points (8.11 percentage points), up from 569 just three months earlier. That spread is pricing in a higher default rate than we expect to materialize in the near term, and we therefore continue to view the asset class favorably.11

Having said this, we believe that market volatility is likely to remain elevated due to concerns about slowing growth in the developed economies, sovereign debt problems in Europe and potential contagion in the emerging markets.12 In light of the recent rise in yield spreads, we continue to believe the asset class offers investors a favorable trade-off of risk and return via the combination of an attractive yield spread and low default rate. However, the low-default environment also means that individual defaults can have an amplified impact on a portfolio's performance. We therefore remain vigilant for potential defaults through our bottom-up credit research and security selection process.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Moody's trailing 12-month issuer-weighted default rate incorporates the last 12 months of data (as opposed to 1 month or 3 months, for instance). Issuer weighting counts the number of individual issuers as a portion of the total number of individual issuers. For instance, if we had 100 individual issuers and 3 of them defaulted over the past 12 months, the trailing 12-month issuer-weighted default rate would be 3%. The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

3 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

4 The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

5 The Barclays Capital U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

6 Source: Morningstar, Inc. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

8 A credit default swap is a derivative whereby the buyer of the credit swap receives credit protection and the seller of the swap guarantees the creditworthiness of the fixed-income security. In doing this, the risk of default is transferred from the holder of the fixed-income security to the seller of the swap.

9 The default rate is the rate charged to a borrower who fails to remain current on loans.

10 Moody's trailing 12-month issuer-weighted default rate incorporates the last 12 months of data (as opposed to 1 month or 3 months, for instance). Issuer weighting counts the number of individual issuers as a portion ofthe total number of individual issuers. For example, if there were 100 individual issuers and three of them defaulted during the past 12 months, the trailing 12-month issuer-weighted default rate would be 3%. The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

11 Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

12 Sovereign debt is a government bond that is issued in a foreign currency.

* Not held in portfolio as of September 30, 2011

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	0.91%	9.96%	4.86%	7.50%
Class B	0.11%	9.07%	4.00%	6.63%
Class C	0.16%	9.05%	4.03%	6.64%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-3.63%	8.29%	3.89%	7.00%
Class B (max 4.00% CDSC)	-2.67%	8.51%	3.86%	6.63%
Class C (max 1.00% CDSC)	0.16%	9.05%	4.03%	6.64%
No Sales Charges					Life of Institutional Class*
Institutional Class	1.22%	10.21%	5.13%	N/A	8.76%
Credit Suisse High Yield Index+	2.61%	12.54%	6.80%	9.04%	9.50%

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 0.96%, 1.75%, 1.71% and 0.68% for Class A, Class B, Class C and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/11	$4.42	$4.42	$4.42	$4.42
9/30/10	$4.77	$4.77	$4.78	$4.77
Distribution Information: Twelve Months as of 9/30/11: Income Dividends	$.39	$.35	$.35	$.40
Capital Gain Distributions	$.02	$.02	$.02	$.02
September Income Dividend	$.0307	$.0277	$.0280	$.0319
SEC 30-day Yield++	7.77%	7.38%	7.39%	8.38%
Current Annualized Distribution Rate++	8.33%	7.52%	7.60%	8.66%

++ The SEC yield is net investment income per share earned over the month ended September 30, 2011, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — High Yield Bond Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	296	of	581	51
3-Year	290	of	505	57
5-Year	261	of	425	61
10-Year	103	of	284	36
Class B 1-Year	403	of	581	69
3-Year	386	of	505	76
5-Year	364	of	425	85
10-Year	201	of	284	70
Class C 1-Year	397	of	581	68
3-Year	388	of	505	77
5-Year	359	of	425	84
10-Year	200	of	284	70
Institutional Class 1-Year	243	of	581	42
3-Year	256	of	505	51
5-Year	216	of	425	51

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$943.30	$939.50	$937.80	$942.80
Expenses Paid per $1,000*	$4.53	$8.12	$8.06	$3.26
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,020.41	$1,016.70	$1,016.75	$1,021.71
Expenses Paid per $1,000*	$4.71	$8.44	$8.39	$3.40

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.93%	1.67%	1.66%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/11	9/30/10

Corporate Bonds	94%	93%
Cash Equivalents	4%	1%
Loan Participations and Assignments	1%	6%
Preferred Stocks	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/11	9/30/10

Consumer Discretionary	22%	20%
Financials	15%	16%
Materials	13%	12%
Industrials	12%	10%
Energy	11%	13%
Telecommunication Services	11%	10%
Information Technology	6%	6%
Consumer Staples	4%	4%
Utilities	3%	4%
Health Care	3%	5%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.
Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/11	9/30/10

BB	16%	15%
B	56%	57%
CCC	26%	25%
CC	0%	0%
Below CC	1%	0%
Not Rated	1%	3%
	100%	100%

Quality excludes derivatives and is subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2011
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 91.9%
Consumer Discretionary 19.4%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		4,818,000	4,649,370
8.75%, 6/1/2019		5,685,000	5,585,512
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		720,000	738,000
American Achievement Corp., 144A, 10.875%, 4/15/2016		2,045,000	1,554,200
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		3,990,000	3,810,450
8.375%, 11/15/2020 (b)		3,510,000	3,387,150
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		3,990,000	3,650,850
9.625%, 3/15/2018		2,120,000	2,098,800
Beazer Homes USA, Inc., 9.125%, 6/15/2018		1,125,000	691,875
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		3,950,000	3,979,625
Cablevision Systems Corp.:
7.75%, 4/15/2018		520,000	525,200
8.0%, 4/15/2020		520,000	529,100
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		6,050,000	3,599,750
11.25%, 6/1/2017		6,710,000	6,768,712
12.75%, 4/15/2018		2,405,000	1,629,388
CCO Holdings LLC:
6.5%, 4/30/2021		4,730,000	4,469,850
7.0%, 1/15/2019		5,935,000	5,756,950
144A, 7.0%, 1/15/2019		250,000	241,875
7.25%, 10/30/2017		4,005,000	4,005,000
7.875%, 4/30/2018		1,800,000	1,831,500
8.125%, 4/30/2020		1,200,000	1,248,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		11,685,000	11,568,150
Claire's Stores, Inc.:
8.875%, 3/15/2019		1,110,000	799,200
9.625%, 6/1/2015 (PIK)		2,823,266	2,173,915
Clear Channel Communications, Inc., 9.0%, 3/1/2021		1,090,000	809,325
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		775,000	786,625
Series B, 9.25%, 12/15/2017		1,150,000	1,175,875
Crown Media Holdings, Inc., 144A, 10.5%, 7/15/2019		2,370,000	2,346,300
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019 (b)		1,120,000	943,600
DineEquity, Inc., 9.5%, 10/30/2018		5,915,000	5,870,637
DISH DBS Corp.:
144A, 6.75%, 6/1/2021		420,000	401,100
7.125%, 2/1/2016		1,820,000	1,842,750
7.875%, 9/1/2019		4,165,000	4,248,300
EH Holding Corp., 144A, 7.625%, 6/15/2021		1,910,000	1,838,375
Fiesta Restaurant Group, 144A, 8.875%, 8/15/2016		2,815,000	2,737,588
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		3,640,000	4,550
Ford Motor Co., 7.45%, 7/16/2031 (b)		8,215,000	9,273,749
Gannett Co., Inc., 9.375%, 11/15/2017		2,295,000	2,467,125
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		3,395,000	3,395,000
Hertz Corp.:
6.75%, 4/15/2019		5,175,000	4,696,312
7.5%, 10/15/2018		6,940,000	6,627,700
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		6,425,000	6,248,312
Lear Corp.:
7.875%, 3/15/2018		1,885,000	1,941,550
8.125%, 3/15/2020		1,880,000	1,974,000
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		2,080,000	1,934,400
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		4,480,000	4,300,800
Mediacom LLC, 9.125%, 8/15/2019		1,745,000	1,736,275
MGM Resorts International:
7.5%, 6/1/2016		1,575,000	1,366,313
7.625%, 1/15/2017		4,480,000	3,841,600
9.0%, 3/15/2020		1,315,000	1,365,956
144A, 10.0%, 11/1/2016		1,795,000	1,700,763
10.375%, 5/15/2014		1,360,000	1,484,100
11.125%, 11/15/2017		1,785,000	1,959,038
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		1,205,000	1,241,150
National CineMedia LLC, 7.875%, 7/15/2021		2,015,000	1,994,850
Norcraft Companies LP, 10.5%, 12/15/2015		8,730,000	7,966,125
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		3,315,000	3,033,225
Penske Automotive Group, Inc., 7.75%, 12/15/2016		8,910,000	8,820,900
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		2,515,000	2,515,000
PVH Corp., 7.375%, 5/15/2020		1,250,000	1,303,125
Regal Entertainment Group, 9.125%, 8/15/2018		1,400,000	1,386,000
Sabre Holdings Corp., 8.35%, 3/15/2016		2,560,000	2,092,800
Sears Holdings Corp., 6.625%, 10/15/2018		1,060,000	874,500
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		1,420,000	1,427,100
144A, 7.804%, 10/1/2020		3,255,000	3,238,725
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		1,305,000	1,345,781
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		2,760,000	2,987,700
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		4,530,000	4,541,325
Standard Pacific Corp.:
8.375%, 5/15/2018		4,480,000	3,808,000
10.75%, 9/15/2016		3,555,000	3,483,900
Toys "R" Us, Inc., 7.375%, 10/15/2018		1,610,000	1,368,500
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		1,510,000	1,442,050
Travelport LLC:
4.951%**, 9/1/2014		2,640,000	1,531,200
9.0%, 3/1/2016		1,775,000	1,038,375
11.875%, 9/1/2016		1,210,000	477,950
UCI International, Inc., 8.625%, 2/15/2019		930,000	861,413
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	4,290,000	5,546,363
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		8,900,000	8,900,000
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		480,000	427,200
144A, 7.875%, 11/1/2020		1,065,000	998,438
144A, 8.5%, 5/15/2021		1,690,000	1,318,200
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	3,985,000	4,591,457
144A, 9.75%, 4/15/2018	EUR	3,455,000	4,420,538
Videotron Ltd., 9.125%, 4/15/2018		3,625,000	3,951,250
Visant Corp., 10.0%, 10/1/2017		3,535,000	3,269,875
Visteon Corp., 144A, 6.75%, 4/15/2019		3,545,000	3,190,500
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		2,805,000	2,861,100
			252,865,055
Consumer Staples 3.9%
Alliance One International, Inc., 10.0%, 7/15/2016		1,145,000	944,625
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		2,795,000	2,445,625
B&G Foods, Inc., 7.625%, 1/15/2018		1,805,000	1,863,663
Central Garden & Pet Co., 8.25%, 3/1/2018		1,765,000	1,685,575
Darling International, Inc., 8.5%, 12/15/2018		3,515,000	3,787,412
Del Monte Foods Co., 144A, 7.625%, 2/15/2019		4,250,000	3,591,250
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		1,700,000	1,738,250
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		4,250,000	3,803,750
Michael Foods, Inc., 9.75%, 7/15/2018		4,050,000	4,181,625
NBTY, Inc., 9.0%, 10/1/2018		1,065,000	1,090,294
Rite Aid Corp.:
7.5%, 3/1/2017		235,000	224,425
8.0%, 8/15/2020		3,425,000	3,570,562
10.25%, 10/15/2019		1,895,000	1,975,538
Smithfield Foods, Inc., 7.75%, 7/1/2017		10,015,000	10,290,412
Stater Bros Holdings, Inc., 7.375%, 11/15/2018		1,390,000	1,417,800
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		1,650,000	1,559,250
Tops Holding Corp., 10.125%, 10/15/2015		2,815,000	2,815,000
TreeHouse Foods, Inc., 7.75%, 3/1/2018		1,185,000	1,226,475
U.S. Foodservice, 144A, 8.5%, 6/30/2019		3,350,000	3,023,375
			51,234,906
Energy 10.8%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		2,870,000	2,676,275
Arch Coal, Inc.:
144A, 7.0%, 6/15/2019		950,000	902,500
7.25%, 10/1/2020		855,000	820,800
144A, 7.25%, 6/15/2021		1,525,000	1,467,813
Berry Petroleum Co., 6.75%, 11/1/2020		315,000	300,825
Bill Barrett Corp.:
7.625%, 10/1/2019		460,000	451,950
9.875%, 7/15/2016		2,415,000	2,632,350
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		2,330,000	2,283,400
Brigham Exploration Co., 6.875%, 6/1/2019		965,000	940,875
Bristow Group, Inc., 7.5%, 9/15/2017		3,800,000	3,914,000
Chaparral Energy, Inc., 8.25%, 9/1/2021		3,260,000	2,974,750
Chesapeake Energy Corp., 6.875%, 11/15/2020		540,000	564,300
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		4,500,000	5,085,000
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		1,140,000	1,182,750
8.5%, 12/15/2019		1,140,000	1,185,600
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		715,000	689,975
8.0%, 4/1/2017		5,295,000	5,533,275
8.25%, 4/1/2020		2,395,000	2,520,737
Continental Resources, Inc.:
7.125%, 4/1/2021		1,335,000	1,348,350
7.375%, 10/1/2020		1,560,000	1,614,600
8.25%, 10/1/2019		855,000	914,850
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		7,530,000	7,304,100
Crosstex Energy LP, 8.875%, 2/15/2018		2,765,000	2,834,125
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		3,345,000	3,144,300
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		4,445,000	4,267,200
Energy Transfer Equity LP, 7.5%, 10/15/2020		1,635,000	1,679,963
Forest Oil Corp., 7.25%, 6/15/2019		745,000	733,825
Frontier Oil Corp.:
6.875%, 11/15/2018		240,000	242,400
8.5%, 9/15/2016		2,045,000	2,172,812
Genesis Energy LP, 144A, 7.875%, 12/15/2018		1,925,000	1,828,750
Global Geophysical Services, Inc., 10.5%, 5/1/2017		5,975,000	5,795,750
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		1,065,000	1,065,000
Holly Energy Partners LP, 8.25%, 3/15/2018		2,670,000	2,790,150
HollyFrontier Corp., 9.875%, 6/15/2017		4,250,000	4,590,000
Linn Energy LLC:
144A, 6.5%, 5/15/2019		2,400,000	2,208,000
7.75%, 2/1/2021		2,670,000	2,670,000
MEG Energy Corp., 144A, 6.5%, 3/15/2021		1,880,000	1,800,100
Murray Energy Corp., 144A, 10.25%, 10/15/2015		2,045,000	1,952,975
Newfield Exploration Co., 7.125%, 5/15/2018		2,280,000	2,359,800
Oasis Petroleum, Inc., 144A, 7.25%, 2/1/2019		3,510,000	3,404,700
Offshore Group Investments Ltd.:
11.5%, 8/1/2015		2,090,000	2,152,700
144A, 11.5%, 8/1/2015		265,000	272,950
Petrohawk Energy Corp., 10.5%, 8/1/2014		1,115,000	1,251,588
Plains Exploration & Production Co., 7.625%, 6/1/2018		2,695,000	2,762,375
Quicksilver Resources, Inc., 11.75%, 1/1/2016		3,095,000	3,342,600
Range Resources Corp., 6.75%, 8/1/2020		800,000	852,000
Regency Energy Partners LP:
6.875%, 12/1/2018		1,600,000	1,648,000
9.375%, 6/1/2016		5,775,000	6,251,437
Sabine Pass LNG LP:
7.25%, 11/30/2013		6,910,000	6,685,425
7.5%, 11/30/2016		4,615,000	4,268,875
SandRidge Energy, Inc.:
144A, 7.5%, 3/15/2021		2,385,000	2,194,200
144A, 8.0%, 6/1/2018		2,010,000	1,889,400
SESI LLC, 144A, 6.375%, 5/1/2019		1,925,000	1,857,625
Stone Energy Corp.:
6.75%, 12/15/2014		5,200,000	4,992,000
8.625%, 2/1/2017		315,000	296,100
Venoco, Inc., 8.875%, 2/15/2019		4,695,000	4,037,700
Xinergy Corp., 144A, 9.25%, 5/15/2019		2,805,000	2,510,475
			140,114,375
Financials 12.9%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		5,975,000	5,467,125
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		3,920,000	3,038,000
Ally Financial, Inc.:
8.0%, 3/15/2020		2,990,000	2,767,604
8.0%, 11/1/2031		2,990,000	2,623,725
Antero Resources Finance Corp.:
144A, 7.25%, 8/1/2019		2,410,000	2,289,500
9.375%, 12/1/2017		3,270,000	3,400,800
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		4,745,000	3,321,500
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		4,417,280	4,328,934
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		4,430,000	4,540,750
CIT Group, Inc.:
7.0%, 5/1/2015		700	695
144A, 7.0%, 5/4/2015		4,713,000	4,677,652
144A, 7.0%, 5/2/2017		13,495,000	13,090,150
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		3,340,000	3,456,900
E*TRADE Financial Corp.:
6.75%, 6/1/2016		4,770,000	4,758,075
7.875%, 12/1/2015		400,000	388,000
Felcor Lodging LP, 144A, (REIT), 6.75%, 6/1/2019		70,000	62,650
Ford Motor Credit Co., LLC, 5.875%, 8/2/2021		2,510,000	2,496,654
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		1,640,000	1,812,200
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	2,522,281	2,028
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		25,710,000	21,210,750
International Lease Finance Corp.:
5.75%, 5/15/2016		895,000	795,489
6.25%, 5/15/2019		2,240,000	1,946,990
8.625%, 9/15/2015		1,885,000	1,870,863
8.75%, 3/15/2017		6,150,000	6,180,750
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		5,585,000	4,935,744
MPT Operating Partnership LP, (REIT), 144A, 6.875%, 5/1/2021		2,415,000	2,294,250
National Money Mart Co., 10.375%, 12/15/2016		6,100,000	6,252,500
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		1,165,000	969,863
NII Capital Corp., 7.625%, 4/1/2021		2,720,000	2,699,600
Nuveen Investments, Inc.:
10.5%, 11/15/2015		4,790,000	4,418,775
144A, 10.5%, 11/15/2015		4,150,000	3,786,875
OMEGA Healthcare Investors, Inc., (REIT), 6.75%, 10/15/2022		115,000	109,681
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		3,215,000	3,134,625
9.25%, 4/1/2015		5,400,000	5,359,500
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		4,230,000	3,807,000
144A, 7.125%, 4/15/2019		3,240,000	3,013,200
144A, 8.25%, 2/15/2021		1,750,000	1,382,500
144A, 8.75%, 10/15/2016		4,280,000	4,290,700
144A, 9.0%, 5/15/2018		4,590,000	3,878,550
144A, 9.0%, 4/15/2019		2,325,000	1,976,250
Susser Holdings LLC, 8.5%, 5/15/2016		1,360,000	1,416,100
Tomkins LLC, 144A, 9.0%, 10/1/2018		1,593,000	1,632,825
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		3,105,000	3,283,537
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		1,495,000	1,405,300
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		11,135,000	12,025,800
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		2,290,000	1,955,087
			168,556,046
Health Care 2.7%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		1,870,000	1,762,475
Endo Pharmaceuticals Holdings, Inc.:
144A, 7.0%, 7/15/2019		2,370,000	2,378,888
144A, 7.25%, 1/15/2022		2,375,000	2,380,938
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021 (b)		4,625,000	4,335,937
HCA, Inc.:
6.5%, 2/15/2020		9,615,000	9,398,662
7.5%, 2/15/2022		7,225,000	6,665,062
9.875%, 2/15/2017		176,000	190,080
Mylan, Inc., 144A, 7.875%, 7/15/2020		730,000	762,850
STHI Holding Corp., 144A, 8.0%, 3/15/2018		2,775,000	2,677,875
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		1,865,000	1,711,138
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		3,200,000	3,056,000
			35,319,905
Industrials 11.0%
Accuride Corp., 9.5%, 8/1/2018		3,085,000	2,838,200
Actuant Corp., 6.875%, 6/15/2017		2,290,000	2,335,800
Aguila 3 SA, 144A, 7.875%, 1/31/2018		2,425,000	2,206,750
American Airlines, Inc., 144A, 7.5%, 3/15/2016 (b)		3,880,000	3,259,200
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		1,470,000	1,470,000
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		875,000	861,875
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		4,685,000	3,759,712
B-Corp Merger Sub, Inc., 144A, 8.25%, 6/1/2019		2,785,000	2,506,500
BE Aerospace, Inc.:
6.875%, 10/1/2020		1,600,000	1,668,000
8.5%, 7/1/2018		1,000,000	1,070,000
Belden, Inc.:
7.0%, 3/15/2017		2,840,000	2,840,000
9.25%, 6/15/2019		2,635,000	2,845,800
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		1,560,000	1,544,400
Briggs & Stratton Corp., 6.875%, 12/15/2020		1,545,000	1,560,450
Casella Waste Systems, Inc., 144A, 7.75%, 2/15/2019		4,935,000	4,663,575
Cenveo Corp.:
8.875%, 2/1/2018		7,095,000	5,587,312
144A, 10.5%, 8/15/2016		910,000	728,000
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		7,295,000	6,200,750
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		2,355,234	1,413,140
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		755,000	777,650
Deluxe Corp., 144A, 7.0%, 3/15/2019		1,435,000	1,384,775
Ducommun, Inc., 144A, 9.75%, 7/15/2018		2,795,000	2,795,000
DynCorp International, Inc., 10.375%, 7/1/2017		3,745,000	3,267,512
Florida East Coast Railway Corp., 8.125%, 2/1/2017		1,750,000	1,697,500
FTI Consulting, Inc., 6.75%, 10/1/2020		1,510,000	1,457,150
Garda World Security Corp., 144A, 9.75%, 3/15/2017		3,020,000	3,080,400
H&E Equipment Services, Inc., 8.375%, 7/15/2016		4,750,000	4,560,000
Heckler & Koch GmbH, 144A, 9.5%, 5/15/2018 (b)	EUR	4,850,000	4,028,628
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		1,435,000	1,334,550
144A, 7.125%, 3/15/2021		480,000	445,200
Interline Brands, Inc., 7.0%, 11/15/2018		2,245,000	2,194,488
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		695,000	740,175
Meritor, Inc.:
8.125%, 9/15/2015 (b)		2,385,000	2,110,725
10.625%, 3/15/2018		2,870,000	2,762,375
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		6,000,000	5,010,000
8.875%, 11/1/2017		1,650,000	1,608,750
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		2,415,000	2,107,088
Nortek, Inc., 144A, 8.5%, 4/15/2021		5,895,000	4,745,475
Oshkosh Corp.:
8.25%, 3/1/2017		585,000	567,450
8.5%, 3/1/2020		1,180,000	1,144,600
Ply Gem Industries, Inc.:
8.25%, 2/15/2018 (b)		2,200,000	1,793,000
13.125%, 7/15/2014		4,105,000	3,894,619
RailAmerica, Inc., 9.25%, 7/1/2017		2,376,000	2,572,020
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		3,925,000	3,758,187
11.75%, 8/1/2016 (b)		925,000	943,500
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		1,085,000	1,052,450
Sitel LLC, 11.5%, 4/1/2018		4,540,000	3,586,600
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		1,465,000	1,461,338
7.5%, 10/1/2017		1,730,000	1,790,550
SPX Corp., 6.875%, 9/1/2017		985,000	1,009,625
Titan International, Inc., 7.875%, 10/1/2017 (b)		7,215,000	7,503,600
TransDigm, Inc., 7.75%, 12/15/2018		2,820,000	2,869,350
Triumph Group, Inc., 8.0%, 11/15/2017		575,000	599,438
Tutor Perini Corp., 7.625%, 11/1/2018		2,515,000	2,150,325
United Rentals North America, Inc.:
9.25%, 12/15/2019		6,780,000	7,034,250
10.875%, 6/15/2016		2,520,000	2,721,600
USG Corp., 144A, 9.75%, 8/1/2014		1,675,000	1,591,250
			143,510,657
Information Technology 5.9%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		1,625,000	1,478,750
Amkor Technology, Inc.:
144A, 6.625%, 6/1/2021		420,000	375,900
7.375%, 5/1/2018		1,930,000	1,862,450
Aspect Software, Inc., 10.625%, 5/15/2017		2,655,000	2,668,275
Avaya, Inc., 144A, 7.0%, 4/1/2019		6,630,000	5,635,500
CDW LLC:
144A, 8.5%, 4/1/2019		4,735,000	4,166,800
11.0%, 10/12/2015		411,000	409,973
CommScope, Inc., 144A, 8.25%, 1/15/2019		3,730,000	3,636,750
eAccess Ltd., 144A, 8.25%, 4/1/2018		2,720,000	2,488,800
Equinix, Inc.:
7.0%, 7/15/2021		1,920,000	1,912,800
8.125%, 3/1/2018		6,820,000	7,178,050
Fidelity National Information Services, Inc., 7.625%, 7/15/2017		765,000	795,600
First Data Corp.:
144A, 7.375%, 6/15/2019		1,415,000	1,255,812
144A, 8.25%, 1/15/2021		6,390,000	5,048,100
144A, 8.875%, 8/15/2020		3,745,000	3,520,300
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		8,650,000	8,887,875
Jabil Circuit, Inc., 7.75%, 7/15/2016		1,130,000	1,245,825
MasTec, Inc., 7.625%, 2/1/2017		3,985,000	3,905,300
MEMC Electronic Materials, Inc., 7.75%, 4/1/2019		1,910,000	1,633,050
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019 (b)		2,020,000	1,777,600
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		2,415,000	2,221,800
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		2,415,000	2,294,250
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		9,135,000	9,226,350
10.625%, 5/15/2015		2,865,000	2,986,762
			76,612,672
Materials 11.8%
Aleris International, Inc., 144A, 7.625%, 2/15/2018		1,765,000	1,584,088
APERAM:
144A, 7.375%, 4/1/2016		1,770,000	1,557,600
144A, 7.75%, 4/1/2018		2,135,000	1,857,450
Appleton Papers, Inc., 11.25%, 12/15/2015		1,681,000	1,630,570
Berry Plastics Corp.:
8.25%, 11/15/2015		5,135,000	5,224,862
9.5%, 5/15/2018		3,000,000	2,550,000
9.75%, 1/15/2021		3,510,000	2,983,500
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	1,595,000	1,645,414
Boise Paper Holdings LLC, 8.0%, 4/1/2020		1,375,000	1,393,906
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		1,858,358	1,793,315
Celanese US Holdings LLC, 6.625%, 10/15/2018		1,510,000	1,560,963
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		8,740,000	7,942,475
Clearwater Paper Corp., 7.125%, 11/1/2018		3,025,000	3,002,312
Compass Minerals International, Inc., 8.0%, 6/1/2019		3,305,000	3,453,725
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		11,480,000	10,159,800
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		1,915,000	1,790,525
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		1,065,000	990,450
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		7,287,779	6,267,490
10.0%, 3/31/2015		7,174,400	6,672,192
Graham Packaging Co., LP, 8.25%, 10/1/2018		1,060,000	1,065,300
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		535,000	548,375
9.5%, 6/15/2017		6,355,000	6,799,850
Greif, Inc., 7.75%, 8/1/2019		910,000	946,400
Huntsman International LLC:
8.625%, 3/15/2020 (b)		580,000	564,050
8.625%, 3/15/2021 (b)		1,065,000	1,019,738
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		835,000	793,250
JMC Steel Group, 144A, 8.25%, 3/15/2018		2,770,000	2,603,800
Koppers, Inc., 7.875%, 12/1/2019		3,425,000	3,553,437
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		2,795,000	2,711,150
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		412,000	443,930
Momentive Performance Materials, Inc.:
9.0%, 1/15/2021		6,030,000	4,130,550
9.5%, 1/15/2021	EUR	2,965,000	3,138,163
Nalco Co., 144A, 6.625%, 1/15/2019		1,890,000	2,069,550
NewMarket Corp., 7.125%, 12/15/2016		6,860,000	7,065,800
Novelis, Inc.:
8.375%, 12/15/2017		6,785,000	6,717,150
8.75%, 12/15/2020		3,100,000	3,038,000
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	985,000	1,214,081
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		4,200,000	4,116,000
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		545,000	532,738
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		2,335,000	2,329,163
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		5,165,000	4,997,137
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		2,120,000	2,120,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019 (c)		1,315,000	1,328,150
144A, 8.375%, 9/15/2021 (c)		1,315,000	1,328,150
Silgan Holdings, Inc., 7.25%, 8/15/2016		3,235,000	3,348,225
Solo Cup Co., 10.5%, 11/1/2013		5,080,000	5,029,200
SunCoke Energy, Inc., 144A, 7.625%, 8/1/2019		1,450,000	1,417,375
United States Steel Corp., 7.375%, 4/1/2020		3,860,000	3,474,000
Verso Paper Holdings LLC, 8.75%, 2/1/2019 (b)		1,015,000	700,350
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		7,215,000	7,287,150
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)*		5,530,333	2,585,431
			153,076,280
Telecommunication Services 10.7%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		9,845,000	9,549,650
8.375%, 10/15/2020		7,925,000	7,370,250
8.75%, 3/15/2018 (b)		3,155,000	2,800,063
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		4,345,000	3,665,563
CPI International, Inc., 8.0%, 2/15/2018		2,060,000	1,854,000
Cricket Communications, Inc.:
7.75%, 10/15/2020		13,770,000	11,979,900
10.0%, 7/15/2015		2,380,000	2,362,150
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		4,005,000	3,944,925
Digicel Ltd., 144A, 8.25%, 9/1/2017		12,540,000	11,787,600
ERC Ireland Preferred Equity Ltd., 144A, 8.535%**, 2/15/2017 (PIK)	EUR	4,361,490	58,433
Frontier Communications Corp.:
7.875%, 4/15/2015		530,000	531,325
8.25%, 4/15/2017		3,170,000	3,074,900
8.5%, 4/15/2020		1,565,000	1,518,050
8.75%, 4/15/2022		545,000	540,913
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		5,335,000	4,921,537
144A, 7.5%, 4/1/2021		7,045,000	6,551,850
8.5%, 11/1/2019		4,825,000	4,716,437
Intelsat Luxembourg SA:
11.25%, 2/4/2017		7,670,000	6,653,725
11.5%, 2/4/2017 (PIK)		13,210,312	11,360,868
144A, 11.5%, 2/4/2017 (PIK)		3,670,000	3,156,200
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		4,630,000	4,074,400
7.875%, 9/1/2018		3,260,000	3,162,200
Pacnet Ltd., 144A, 9.25%, 11/9/2015		1,735,000	1,422,700
Sprint Nextel Corp., 8.375%, 8/15/2017		5,650,000	5,254,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		1,015,000	994,700
Telesat Canada, 11.0%, 11/1/2015		12,100,000	12,947,000
West Corp.:
7.875%, 1/15/2019		2,170,000	2,039,800
8.625%, 10/1/2018		565,000	549,463
Windstream Corp.:
7.0%, 3/15/2019		3,405,000	3,268,800
7.5%, 4/1/2023		300,000	279,750
7.75%, 10/15/2020		1,400,000	1,365,000
7.875%, 11/1/2017		3,775,000	3,822,187
8.125%, 9/1/2018		1,730,000	1,742,975
			139,321,814
Utilities 2.8%
AES Corp.:
8.0%, 10/15/2017		2,680,000	2,693,400
8.0%, 6/1/2020		4,120,000	4,120,000
Calpine Corp.:
144A, 7.5%, 2/15/2021		3,725,000	3,557,375
144A, 7.875%, 7/31/2020		4,270,000	4,120,550
Edison Mission Energy, 7.0%, 5/15/2017		12,455,000	7,410,725
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		9,315,000	3,539,700
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		1,115,000	1,087,125
Ferrellgas LP, 6.5%, 5/1/2021		935,000	794,750
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		2,675,000	2,748,563
NRG Energy, Inc.:
144A, 7.625%, 1/15/2018		1,660,000	1,543,800
8.25%, 9/1/2020		1,690,000	1,597,050
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		2,295,000	860,627
144A, 11.5%, 10/1/2020		2,995,000	2,396,000
			36,469,665
Total Corporate Bonds (Cost $1,280,860,367)			1,197,081,375

Loan Participations and Assignments 1.3%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		3,500,000	0
Buffets, Inc., Letter of Credit, First Lien, 9.619%, 4/22/2015		675,611	358,075
Charter Communications Operating LLC, Term Loan, 7.25%, 3/6/2014		43,272	43,380
Clear Channel Communications, Inc., Term Loan B, 3.889%, 1/28/2016		4,424,876	3,107,790
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, 0.269%, 3/26/2014		459,808	319,169
Term Loan, 2.369%, 3/26/2014		7,436,296	5,161,793
Term Loan, 10.5%, 3/26/2014		2,360,456	2,059,497
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		2,585,000	2,541,921
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		4,948,125	2,632,551
Total Loan Participations and Assignments (Cost $24,153,236)			16,224,176

Convertible Bonds 0.4%
Consumer Discretionary
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		3,020,000	3,378,625
MGM Resorts International, 4.25%, 4/15/2015		405,000	355,894
Sonic Automotive, Inc., 5.0%, 10/1/2029		1,180,000	1,299,475
Total Convertible Bonds (Cost $4,607,950)			5,033,994

Preferred Security 0.4%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $4,527,964)		6,975,000	5,161,500

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $221,000)	221	221,000

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	124,104	310,260
Dex One Corp.*	31,010	17,366
Postmedia Network Canada Corp.*	71,838	651,266
SuperMedia, Inc.*	5,784	8,965
Trump Entertainment Resorts, Inc.*	366	6,674
Vertis Holdings, Inc.*	4,521	80,202
		1,074,733
Industrials 0.0%
Congoleum Corp.*	135,300	0
Quad Graphics, Inc.	4,378	79,117
		79,117
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
		126,780
Total Common Stocks (Cost $19,317,838)		1,280,630

	Shares	Value ($)

Preferred Stock 0.3%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $4,272,013)	4,670	3,127,587

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	7,982	1,357
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	6,700	44,863
Total Warrants (Cost $1,482,531)		46,220

Securities Lending Collateral 2.8%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $36,591,895)	36,591,895	36,591,895

Cash Equivalents 3.4%
Central Cash Management Fund, 0.1% (d) (Cost $44,597,093)	44,597,093	44,597,093

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,420,631,887)+	100.6	1,309,365,470
Other Assets and Liabilities, Net	(0.6)	(7,285,647)
Net Assets	100.0	1,302,079,823

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	3,500,000	USD	3,508,969	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	3,640,000	USD	3,678,588	4,550
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	2,522,281	EUR	715,282	2,028
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	4,948,125	USD	4,945,032	2,632,551
Wolverine Tube, Inc.*	15.0%	3/31/2012	5,530,333	USD	5,530,724	2,585,431
					18,378,595	5,224,560

* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of September 30, 2011.

+ The cost for federal income tax purposes was $1,433,591,441. At September 30, 2011, net unrealized depreciation for all securities based on tax cost was $124,225,971. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,697,124 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $144,923,095.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $29,796,678. In addition, included in other assets and liabilities, net is a pending sale, amounting to $5,655,285, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2011 amounted to $35,451,963, which is 2.7% of net assets.

(c) When-issued security.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

At September 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (f)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/(Depreciation) ($)
6/21/2010 9/20/2013	9,610,000	1	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	391,566	(295,382)	686,948
6/21/2010 9/20/2013	3,025,000	2	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	123,256	37,078	86,178
6/21/2010 9/20/2015	1,500,000	3	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	50,311	(142,500)	192,811
6/21/2010 9/20/2015	2,430,000	4	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	81,504	(210,900)	292,404
6/21/2010 9/20/2015	900,000	1	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	30,187	(62,061)	92,248
6/21/2010 9/20/2015	4,270,000	5	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	143,220	(76,117)	219,337
6/20/2011 9/20/2015	7,000,000	1	5.00%	HCA, Inc., 6.375%, 1/15/2015, B-	(153,096)	354,183	(507,279)
12/20/2010 3/20/2016	5,000,000	3	5.00%	Ford Motor Co., 6.5%, 8/1/2018, BB-	137,243	448,104	(310,861)
12/20/2010 3/20/2016	10,000,000	1	5.00%	HCA, Inc., 6.375%, 1/15/2015, B-	(414,374)	497,287	(911,661)
3/21/2011 6/20/2016	8,915,000	6	5.00%	Ford Motor Credit Co., LLC, 7.25%, 10/25/2011, BB-	404,042	1,009,261	(605,219)
3/21/2011 6/20/2016	5,530,000	3	5.00%	HCA, Inc., 6.375%, 1/15/2015, B-	(288,950)	195,474	(484,424)
6/20/2011 9/20/2016	3,670,000	6	5.00%	Forest Oil Corp., 7.25%, 6/15/2019, B	(167,420)	136,034	(303,454)
Total net unrealized depreciation							(1,552,972)

(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 The Goldman Sachs & Co.

2 Citigroup, Inc.

3 JPMorgan Chase Securities, Inc.

4 Credit Suisse

5 Bank of America

6 Barclays Bank PLC

At September 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	16,970,000	USD	23,262,414	10/17/2011	529,840	Citigroup, Inc.
EUR	2,112,600	USD	2,859,869	10/17/2011	29,885	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					559,725

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	792,258	EUR	588,200	10/17/2011	(4,321)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$1,182,728,553	$14,352,822	$1,197,081,375
Loan Participations and Assignments	—	16,224,176	—	16,224,176
Convertible Bonds	—	5,033,994	—	5,033,994
Preferred Security	—	5,161,500	—	5,161,500
Other Investments	—	—	221,000	221,000
Common Stocks (h)	1,066,974	—	213,656	1,280,630
Preferred Stock	—	3,127,587	—	3,127,587
Warrants (h)	—	—	46,220	46,220
Short-Term Investments	81,188,988	—	—	81,188,988
Derivatives (i)	—	2,129,651	—	2,129,651
Total	$82,255,962	$1,214,405,461	$14,833,698	$1,311,495,121
Liabilities
Derivatives (i)	$—	$(3,127,219)	$—	$(3,127,219)
Total	$—	$(3,127,219)	$—	$(3,127,219)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2011.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments
Balance as of September 30, 2010	$15,655,975		$0	$221,000
Realized gain (loss)	(17,241,277)		—	—
Change in unrealized appreciation (depreciation)	16,995,738		0	0
Amortization premium/discount	192,751		—	—
Net purchases (sales)	122,784		—	—
Transfers into Level 3	—		—	—
Transfers (out) of Level 3	(1,373,149	) (j)	—	—
Balance as of September 30, 2011	$14,352,822		$0	$221,000
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2011	$(5,302,536)		$0	$0

	Common Stocks	Warrants	Total
Balance as of September 30, 2010	$133,454	$239	$16,010,668
Realized gain (loss)	—	—	(17,241,277)
Change in unrealized appreciation (depreciation)	38,564	45,981	17,080,283
Amortization premium/discount	—	—	192,751
Net purchases (sales)	41,638	—	164,422
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	(1,373,149)
Balance as of September 30, 2011	$213,656	$46,220	$14,833,698
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2011	$38,564	$45,981	$(5,217,991)

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,339,442,899) — including $29,796,678 of securities loaned	$1,228,176,482
Investment in Daily Assets Fund Institutional (cost $36,591,895)*	36,591,895
Investment in Central Cash Management Fund (cost $44,597,093)	44,597,093
Total investments in securities, at value (cost $1,420,631,887)	1,309,365,470
Cash	124,518
Foreign currency, at value (cost $2,804,304)	2,804,303
Deposits from broker on swap contracts	585,000
Receivable for investments sold	6,930,589
Receivable for Fund shares sold	448,234
Interest receivable	30,962,242
Unrealized appreciation on swap contracts	1,569,926
Unrealized appreciation on forward foreign currency exchange contracts	559,725
Upfront payments paid on swap contracts	2,677,421
Foreign taxes recoverable	5,678
Other assets	38,596
Total assets	1,356,071,702
Liabilities
Payable upon return of securities loaned	36,591,895
Payable for investments purchased	6,342,188
Payable for investments purchased	6,342,188
Payable for investments purchased — when-issued securities	2,630,000
Payable for Fund shares redeemed	2,013,372
Payable upon return of deposit for open swap contracts	585,000
Unrealized depreciation on swap contracts	3,122,898
Unrealized depreciation on forward foreign currency exchange contracts	4,321
Upfront payments received on swap contracts	786,960
Accrued management fee	502,027
Other accrued expenses and payables	1,413,218
Total liabilities	53,991,879
Net assets, at value	$1,302,079,823

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	1,181,244
Net unrealized appreciation (depreciation) on: Investments	(111,266,417)
Swap contracts	(1,552,972)
Foreign currency	506,870
Accumulated net realized gain (loss)	(569,607,537)
Paid-in capital	1,982,818,635
Net assets, at value	$1,302,079,823
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,125,190,745 ÷ 254,820,564 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.42
Maximum offering price per share (100 ÷ 95.50 of $4.42)	$4.63
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($21,358,124 ÷ 4,836,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.42
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($97,938,540 ÷ 22,153,265 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.42
Institutional Class Net Asset Value, offering and redemption price(a) per share ($57,592,414 ÷ 13,032,801 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.42

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2011
Investment Income
Income: Dividends	$501,615
Interest	126,963,535
Income distributions — Central Cash Management Fund	29,959
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	279,448
Total income	127,774,557
Expenses: Management fee	6,693,522
Administration fee	1,501,195
Services to shareholders	1,589,355
Distribution and service fees	4,553,177
Custodian fee	48,326
Professional fees	100,569
Reports to shareholders	126,785
Registration fees	90,094
Trustees' fees and expenses	49,278
Other	104,670
Total expenses	14,856,971
Net investment income	112,917,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,281,957
Swap contracts	(635,948)
Foreign currency	(2,840,596)
11,805,413
Change in net unrealized appreciation (depreciation) on: Investments	(103,374,213)
Swap contracts	(3,125,787)
Foreign currency	1,700,205
(104,799,795)
Net gain (loss)	(92,994,382)
Net increase (decrease) in net assets resulting from operations	$19,923,204

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$112,917,586	$122,725,175
Net realized gain (loss)	11,805,413	24,322,387
Change in net unrealized appreciation (depreciation)	(104,799,795)	83,305,889
Net increase (decrease) in net assets resulting from operations	19,923,204	230,353,451
Distributions to shareholders from: Net investment income: Class A	(104,032,301)	(105,727,078)
Class B	(2,084,837)	(2,876,109)
Class C	(8,097,076)	(8,282,708)
Institutional Class	(5,689,003)	(5,960,583)
Net realized gains: Class A	(5,552,357)	—
Class B	(139,384)	—
Class C	(468,080)	—
Institutional Class	(254,922)	—
Total distributions	(126,317,960)	(122,846,478)
Fund share transactions: Proceeds from shares sold	227,208,652	188,865,568
Reinvestment of distributions	98,745,919	88,861,049
Payments for shares redeemed	(422,317,954)	(398,573,365)
Redemption fees	277,837	58,724
Net increase (decrease) in net assets from Fund share transactions	(96,085,546)	(120,788,024)
Increase from regulatory settlements (see Note H)	—	251,550
Increase (decrease) in net assets	(202,480,302)	(13,029,501)
Net assets at beginning of period	1,504,560,125	1,517,589,626
Net assets at end of period (including undistributed net investment income of $1,181,244 and $9,918,216, respectively)	$1,302,079,823	$1,504,560,125

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.77	$4.44	$4.32	$5.24		$5.37
Income (loss) from investment operations: Net investment incomea	.37	.38	.35	.39		.42
Net realized and unrealized gain (loss)	(.31)	.33	.12	(.90)		(.08)
Total from investment operations	.06	.71	.47	(.51)		.34
Less distributions from: Net investment income	(.39)	(.38)	(.35)	(.41)		(.47)
Net realized gains	(.02)	—	—	—		—
Return of capital	—	—	(.00 )*	—		—
Total distributions	(.41)	(.38)	(.35)	(.41)		(.47)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$4.42	$4.77	$4.44	$4.32		$5.24
Total Return (%)b	.91	16.69	12.91	(10.40	)c	6.39	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,125	1,294	1,271	1,277		1,715
Ratio of expenses before expense reductions (%)	.93	.96	.96	.99		.97
Ratio of expenses after expense reductions (%)	.93	.96	.96	.98		.96
Ratio of net investment income (%)	7.58	8.26	9.16	7.92		7.70
Portfolio turnover rate (%)	68	73	69	61		66
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.77	$4.44	$4.32	$5.24		$5.37
Income (loss) from investment operations: Net investment incomea	.33	.34	.32	.35		.37
Net realized and unrealized gain (loss)	(.31)	.33	.12	(.90)		(.08)
Total from investment operations	.02	.67	.44	(.55)		.29
Less distributions from: Net investment income	(.35)	(.34)	(.32)	(.37)		(.42)
Net realized gains	(.02)	—	—	—		—
Return of capital	—	—	(.00 )*	—		—
Total distributions	(.37)	(.34)	(.32)	(.37)		(.42)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$4.42	$4.77	$4.44	$4.32		$5.24
Total Return (%)b	.11	15.74	11.98	(11.13	)c	5.53	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	34	44	62		115
Ratio of expenses before expense reductions (%)	1.71	1.75	1.77	1.81		1.76
Ratio of expenses after expense reductions (%)	1.71	1.75	1.77	1.80		1.76
Ratio of net investment income (%)	6.80	7.46	8.35	7.10		6.90
Portfolio turnover rate (%)	68	73	69	61		66
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.78	$4.44	$4.33	$5.25		$5.38
Income (loss) from investment operations: Net investment incomea	.33	.35	.32	.35		.38
Net realized and unrealized gain (loss)	(.32)	.34	.12	(.90)		(.08)
Total from investment operations	.01	.69	.44	(.55)		.30
Less distributions from: Net investment income	(.35)	(.35)	(.33)	(.37)		(.43)
Net realized gains	(.02)	—	—	—		—
Return of capital	—	—	(.00 )*	—		—
Total distributions	(.37)	(.35)	(.33)	(.37)		(.43)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$4.42	$4.78	$4.44	$4.33		$5.25
Total Return (%)b	.16	15.81	11.80	(11.04	)c	5.59	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	110	110	111		162
Ratio of expenses before expense reductions (%)	1.68	1.71	1.72	1.75		1.72
Ratio of expenses after expense reductions (%)	1.68	1.71	1.72	1.74		1.72
Ratio of net investment income (%)	6.83	7.50	8.40	7.16		6.94
Portfolio turnover rate (%)	68	73	69	61		66
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Institutional Class	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$4.77	$4.44	$4.33	$5.25		$5.38
Income (loss) from investment operations: Net investment incomea	.38	.39	.36	.40		.43
Net realized and unrealized gain (loss)	(.31)	.34	.12	(.90)		(.08)
Total from investment operations	.07	.73	.48	(.50)		.35
Less distributions from: Net investment income	(.40)	(.40)	(.37)	(.42)		(.48)
Net realized gains	(.02)	—	—	—		—
Return of capital	—	—	(.00 )*	—		—
Total distributions	(.42)	(.40)	(.37)	(.42)		(.48)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$4.42	$4.77	$4.44	$4.33		$5.25
Total Return (%)	1.22	17.03	13.00	(10.09	)b	6.70	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	67	92	71		31
Ratio of expenses before expense reductions (%)	.66	.68	.67	.70		.65
Ratio of expenses after expense reductions (%)	.66	.68	.67	.69		.64
Ratio of net investment income (%)	7.85	8.53	9.45	8.21		8.02
Portfolio turnover rate (%)	68	73	69	61		66
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. The Fund is the successor to DWS High Income Fund, a series of DWS High Income Series (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds' financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $556,648,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), September 30, 2015 ($38,251,000), September 30, 2016 ($21,744,000), September 30, 2017 ($132,681,000), September 30, 2018 ($101,111,000) and September 30, 2019 ($10,925,000), the respective expiration dates, whichever occurs first.

During the year ended September 30, 2011, the Fund lost through expiration $620,426,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Capital loss carryforwards	$(556,648,000)
Net unrealized appreciation (depreciation) on investments	$(124,225,971)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2011	2010
Distributions from ordinary income*	$126,317,960	$122,846,478

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended September 30, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from approximately $21,735,000 to $123,340,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $26,122,000 to $55,172,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $9,276,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$1,569,926	$1,569,926
Foreign Exchange Contracts (b)	559,725	—	559,725
	$559,725	$1,569,926	$2,129,651

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(3,122,898)	$(3,122,898)
Foreign Exchange Contracts (b)	(4,321)	—	(4,321)
	$(4,321)	$(3,122,898)	$(3,127,219)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(635,948)	$(635,948)
Foreign Exchange Contracts (b)	(2,701,467)	—	(2,701,467)
	$(2,701,467)	$(635,948)	$(3,337,415)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(3,125,787)	$(3,125,787)
Foreign Exchange Contracts (b)	1,798,333	—	1,798,333
	$1,798,333	$(3,125,787)	$(1,327,454)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $976,219,441 and $1,148,851,868, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2011, the Administration Fee was $1,501,195, of which $111,494 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Service Provider Fees	Total Aggregated	Unpaid at September 30, 2011
Class A	$781,795	$180,887
Class B	19,900	4,240
Class C	54,441	11,900
Institutional Class	39,191	9,193
	$895,327	$206,220

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$217,077	$15,861
Class C	829,707	62,574
	$1,046,784	$78,435

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2011	Annual Effective Rate
Class A	$3,158,133	$538,934	.24%
Class B	71,778	9,749	.25%
Class C	276,482	23,399	.25%
	$3,506,393	$572,082

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2011, aggregated $168,604.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2011, the CDSC for Class B and C shares aggregated $56,710 and $9,966, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2011, DIDI received an aggregate CDSC of $323 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,029, of which $9,185 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,391,347	$142,129,520	28,802,744	$133,409,680
Class B	158,508	769,884	434,301	1,986,260
Class C	4,117,679	19,899,073	3,147,106	14,585,747
Institutional Class	13,273,305	64,410,175	8,357,573	38,883,881
		$227,208,652		$188,865,568
Shares issued to shareholders in reinvestment of distributions
Class A	17,749,885	$85,079,237	16,608,297	$76,507,433
Class B	327,122	1,569,547	380,387	1,750,202
Class C	1,399,817	6,715,424	1,255,850	5,795,404
Institutional Class	1,120,758	5,381,711	1,044,169	4,808,010
		$98,745,919		$88,861,049
Shares redeemed
Class A	(63,601,570)	$(304,782,620)	(60,413,827)	$(278,736,552)
Class B	(2,764,837)	(13,321,377)	(3,664,628)	(16,864,785)
Class C	(6,347,968)	(30,324,105)	(6,265,285)	(28,845,580)
Institutional Class	(15,402,264)	(73,889,852)	(16,088,734)	(74,126,448)
		$(422,317,954)		$(398,573,365)
Redemption fees		$277,837		$58,724
Net increase (decrease)
Class A	(16,460,338)	$(77,514,770)	(15,002,786)	$(68,765,196)
Class B	(2,279,207)	(10,981,946)	(2,849,940)	(13,128,268)
Class C	(830,472)	(3,698,967)	(1,862,329)	(8,460,394)
Institutional Class	(1,008,201)	(3,889,863)	(6,686,992)	(30,434,166)
		$(96,085,546)		$(120,788,024)

H. Regulatory Settlements

On March 30, 2010, the Fund received $251,550 as part of a settlement with the SEC by a non-affiliated third party broker. The payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended September 30, 2010. The amount of the payment was 0.02% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS High Income Trust (formerly DWS High Income Series) and the Shareholders of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the "Fund"), including the investment portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 21, 2011

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $552,000, or the maximum amount allowable under the tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	008	208	308	513

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$89,030	$0	$8,806	$0
2010	$78,414	$0	$13,097	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$307,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$8,806	$285,550	$444,562	$738,918
2010	$13,097	$307,930	$645,807	$966,834

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.
First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.
Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011